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                                                                   Exhibit 99.2

                               Ford Motor Company

                 NORTH AMERICAN PRODUCTION AND OVERSEAS SALES
                 --------------------------------------------

                                                                           2000                                   2001
                                               --------------------------------------------------------------  ----------
                                                               Actual                                 Planned
                                               -----------------------------------       --------------------------------
                                               First         Second        Third         Fourth        Full       First
                                               Quarter       Quarter       Quarter       Quarter       Year       Quarter
                                               -------       -------       -------       -------       ----       -------
                                                (000)         (000)         (000)         (000)        (000)       (000)

North American Production and Imports
-------------------------------------
Car (U.S., Canada, and
        Hermosillo/Cuautitlan in Mexico)         482           477           390             367       1,716        402

Truck (U.S., Canada)                             788           830           654             705       2,977        755
                                               -----         -----         -----           -----       -----      -----
   North American Production                   1,270         1,307         1,044           1,072       4,693      1,157

Mexican Domestic Units a/                          8            11            11              11          41          8

Imports (Volvo, Jaguar, Land Rover, Fiesta)       45            52            46              69         212         54
                                               ------        ------        -----           -----       -----      -----

   Total North America (Incl. Imports)         1,323         1,370         1,101           1,152       4,946      1,219


Overseas Vehicle Unit Sales                      594           682           547             668       2,491        692
                                               -----         -----         -----           -----       -----      -----

Ford Worldwide                                 1,917         2,052         1,648           1,820       7,437      1,911
                                               =====         =====         =====           =====       =====      =====

Over/(Under) Prior
   North America
                  Units:
                  - Issue                                                                    (45)
                  - Quarter                      107            47          (269)             51                     22
                  - Year                          98            56            50             (64)        140       (104)

                  Percentage:
                  - Issue                                                                     (4)%
                  - Quarter                        9%            4%          (20)%             5%                     2%
                  - Year                           8%            4%            5%             (5)%        3%        (8)%

   Overseas
                  Units:
                  - Issue                                                                    (28)
                  - Quarter                      (20)           88          (135)            121                     (4)
                  - Year                          49             3             3              54         109         98

                  Percentage:
                  - Issue                                                                    (4)%
                  - Quarter                       (3)%          15%          (20)%            22%                    (1)%
                  - Year                           9%            0%            1%              9%         5%          16%

   Worldwide
                  Units:
                  - Issue                                                                    (73)
                  - Quarter                      160           135          (404)            172                     18
                  - Year                         147            59            53             (10)        249         (6)

                  Percentage:
                  - Issue                                                                    (4)%
                  - Quarter                        9%            7%          (20)%            10%                     1%
                  - Year                           8%            3%            3%            (1)%         3%        (0)%

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a/Units produced and sold in Mexico                           Investor Relations
                                                                        12/01/00